Acquisition (Policies)	6 Months Ended
Jun. 30, 2012
Business Combinations [Abstract]
Business Combinations Policy
Purchase Price Allocation
In accordance with FASB ASC Topic 805, Business Combinations, the application of purchase accounting requires that the total purchase price be allocated to the fair value of assets acquired and liabilities assumed based on their fair values at the acquisition date, with amounts exceeding the fair values recorded as goodwill. If the fair value of the assets acquired and liabilities assumed exceeds the fair value of the consideration given, a bargain purchase has occurred which is recorded as a gain on acquisition. The allocation process requires, among other things, an analysis of acquired fixed assets, contracts and contingencies to identify and record the fair value of all assets acquired and liabilities assumed. We utilized a third-party appraiser to assist us in allocating the purchase price to the fair value of the assets acquired and liabilities assumed.
Estimates of fair value are based on industry data and trends and by reference to relevant market rates and transactions, and discounted cash flow valuation methods, among other factors. The foregoing estimates and assumptions are inherently subject to significant uncertainties and contingencies beyond our reasonable control. The preliminary allocation of the fair value of the assets acquired is subject to additional adjustment to provide us with adequate time to complete the valuation of CVR's assets and liabilities.